--------------------------------------------------------------------------------

                   [EMPIRE BUILDER TAX FREE BOND FUND LOGO]

                           237 PARK AVENUE, SUITE 910
                               NEW YORK, NY 10017
                            Telephone (212) 808-3900
                            Toll Free (800) 847-5886
                           (except Alaska and Hawaii)
                                                                 October 4, 1996

Dear Shareholder,

     We are pleased to present the semi-annual report for the Empire Builder Tax Free Bond Fund for the period ended August 31, 1996. We believe that tax exempt bonds are attractive at these yield levels and will continue to remain attractive versus taxable bonds. There are several reasons for our outlook. The percentage of people who need tax exemptions is growing. As the middle class and wealthy are becoming richer, the overall supply of new issues has been insufficient to supply the demand. In addition, inflation is under control. These economic factors auger well for the bond market and particularly for municipal bonds.

     The fund has posted a .42% return for the six month period ended August 31, 1996. The fund implemented a dual-class structure effective April 15, 1996. The Premier Class has posted a 1.99% return and the Builder Class has posted a 1.93% return since the effective date. During this period the fund maintained an average life to call of 7.01 years and has continued to invest primarily in bonds rated AAA and AA. Our emphasis on strong credits and relatively conservative average life remains unwavering. We firmly believe that this approach will benefit our shareholders by seeking to provide protection from credit risk as well as market volatility.

     Our dual-class, 'true no-load' structure is now fully implemented and offers our shareholders the opportunity to choose a class of shares that is best suited to their needs and objectives. We will continue to strive to meet our objectives of high tax free income and capital preservation. At the same time we will provide our investors a fund that is easy and inexpensive to invest in, and yet still offers a wide array of conveniences and customer services. We look forward to continued success in working with you to meet your financial goals.

                                          Sincerely,

                                          /s/ Seth M. Glickenhaus

                                          Seth M. Glickenhaus
                                          President

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                  PORTFOLIO OF INVESTMENTS  -- AUGUST 31, 1996

  Credit                                                Principal        Value
 Ratings*   Municipal Securities -- 101.9%               Amount        (Note 2)
----------  ----------------------------------------  -------------  -------------

            NEW YORK CITY -- 1.7%
 Aaa/AAA    New York City General Obligation (MBIA),
              Series C, 6.625%, 8/01/2012...........  $     105,000  $     113,138
 Aaa/AAA    New York City Municipal Water Finance
              Authority (MBIA), Series B, 5.75%,
              6/15/2026.............................      1,920,000      1,855,200
                                                                     -------------
            TOTAL NEW YORK CITY (Identified Cost
              $1,993,205)...........................                     1,968,338
                                                                     -------------
            NEW YORK STATE AGENCIES -- 85.0%
            New York State Dormitory Authority
              Revenue,
 Baa1/BBB     City University, Consolidated Revenue,
                Series D, 8.20%, 7/01/2012..........      2,500,000      2,700,000
 Aaa/AAA      City University (MBIA), 6.875%,
                7/01/2014(a)........................      4,825,000      5,283,375
 Aaa/AAA      City University (MBIA), 6.75%,
                7/01/2024...........................        400,000        428,500
  Aa/AA       Cornell University, Series A, 7.375%,
                7/01/2020...........................        750,000        824,063
  NR/A+       Crouse Irving Memorial Hospital
                (HIBI), 10.50%, 7/01/2017...........      1,945,000      1,995,337
 Baa1/BBB     Department of Education, 7.625%,
                7/01/2011,
                (Pre-refunded 7/01/2001)(a).........      3,200,000      3,640,000
 Aaa/AAA      Ellis Hospital (MBIA-FHA), 5.50%,
                8/01/2015...........................      6,555,000      6,276,413
  NR/AAA      Heritage House Nursing Center, (FHA),
                7.00%, 8/01/2031....................        485,000        526,831
  NR/AAA      Ideal Senior Living Center Housing
                Corp. (FHA), 5.90%, 8/01/2026.......      6,030,000      5,841,563
 Aaa/AAA      Maimonides Medical Center (MBIA-FHA),
                5.90%, 8/01/2035....................      2,895,000      2,790,056
 Aaa/AAA      Mt. Sinai School of Medicine (MBIA),
                6.75%, 7/01/2015....................      2,250,000      2,413,125
  NR/AAA      WK Nursing Home (FHA), 5.95%,
                2/01/2016...........................      2,500,000      2,503,125
 Aaa/AAA      Rockefeller University, (FGIC), Series
                A, 6.75%, 7/01/2010.................        525,000        570,938
 Aaa/AAA      Rockefeller University, (FGIC), Series
                A, 6.75%, 7/01/2011.................      1,000,000      1,085,000
 Aaa/AAA      Special Act School District (MBIA),

                6.00%, 7/01/2019....................      3,540,000      3,579,825
 Aaa/AAA      State University (AMBAC), Series A,
                5.30%, 7/01/2024....................      2,000,000      1,840,000
  NR/AAA      St. Francis Geriatric (FHA), 7.65%,
                8/01/2030...........................        975,000      1,070,063
  NR/AAA      St. John's Fisher College (Connie
                Lee), 6.75%, 7/01/2011..............      2,670,000      2,860,238
            New York State Environmental Facility
              Corp.
 Aaa\AAA      Water Pollution Control Pool Loan,
              5.90%, 1/15/2018......................      1,510,000      1,511,888
            New York State Housing Finance Agency,
 Aaa/AAA      Health Facilities (AMBAC), Series A,
              6.00%, 11/01/2007.....................      5,000,000      5,212,500
  A1/NR       Village of St. John (Section 8
                Assisted), 8.25%, 5/01/2009.........      1,725,000      1,744,372
  Aa/NR       Multi-Family Housing Secured Mortgage
                (SONYMA Insured), 6.45%,
                8/15/2014...........................      2,245,000      2,309,544
            New York State Local Government
              Assistance Corp.,
   A/A        Series A, 7.125%, 4/01/2011...........      1,600,000      1,752,000
   A/A        Series A, 6.875%, 4/01/2019...........      2,750,000      2,973,438

    The accompanying notes are an integral part of the financial statements.
                                       2

                     THE EMPIRE BUILDER TAX FREE BOND FUND
            PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1996 -- CONTINUED

  Credit                                                Principal        Value
 Ratings*   Municipal Securities -- continued            Amount        (Note 2)
----------  ----------------------------------------  -------------  -------------
            NEW YORK STATE AGENCIES -- CONTINUED
            New York State Medical Care Facilities
              Finance Agency
 Aaa/AAA      N.Y. Hospital Mortgage (AMBAC-FHA),
                Series A, 6.50%, 8/15/2029..........  $   1,500,000  $   1,586,250
 Aaa/AAA      N.Y. Hospital Mortgage (AMBAC-FHA),
                Series A, 6.90%, 8/15/2034(a).......      3,350,000      3,643,125
  NR/AAA      Hospital & Nursing Home Mortgage, St.
                Vincent (FHA), Series A, 6.20%,
                2/15/2021...........................      2,500,000      2,528,125
  Aa/AA       Hospital & Nursing Home Mortgage
                (FHA), Series B, 9.125%,
                2/15/2025...........................      1,105,000      1,117,431
  NR/AAA      Hospital & Nursing Home Mortgage,
                Mount Sinai Medical Center (FHA),
                5.75%, 8/15/2019....................      2,000,000      1,935,000
 Aaa/AAA      Long Term Health Care (CGIC), 6.50%,
                11/01/2015..........................      2,400,000      2,499,000
Baa1/BBB+     Mental Health Services Facilities,
                Series A, 7.625%, 2/15/2008.........        705,000        743,775
 Aaa/AAA      Mental Health Services Facilities
                (FSA), Series E, 6.25%, 2/15/2009...      1,420,000      1,515,850
Baa1/BBB+     Mental Health Services Facilities,
                Series B, 7.875%, 8/15/2020.........      1,055,000      1,163,137
 Aaa/AAA      Montefiore Medical Center (AMBAC-FHA),
                5.75%, 2/15/2025....................      7,500,000      7,237,500
 Aaa/AAA      North Shore University Hospital
                (MBIA), 5.125%, 11/01/2012..........      1,000,000        931,250
 Aaa/AAA      St. Mary's Hospital (AMBAC), Series A,
                6.20%, 11/01/2014...................      2,100,000      2,178,750
 Aaa/AAA    New York State Thruway Authority (FGIC),
              Series C, 6.00%, 1/01/2025............      1,000,000      1,011,250
            New York State Urban Development
              Corporation,
 Baa1/BBB     Youth Facilities, 5.75%, 4/01/2008....      1,000,000        986,250
 Baa1/BBB     State Facilities, 5.60%, 4/01/2015....      1,500,000      1,413,750
            Empire State Development Corporation
              Urban Development Corporation,
 Baa1/BBB     University Facilities, 6.00%,
                1/01/2008...........................        850,000        855,312
 Baa1/BBB     University Facilities, 6.00%,
                1/01/2009...........................        905,000        910,656
 Baa1/BBB     University Facilities, 6.00%,
                1/01/2010...........................        955,000        957,387
  A1/AA-    Port Authority of New York & New Jersey,

              100th Series, 5.75%, 6/15/2030........      1,000,000        961,250
  A1/A-     Triborough Bridge and Tunnel Authority,
              Special Obligation, Series B, 7.10%,
              1/01/2010(a)..........................      3,725,000      3,999,718
                                                                     -------------
            TOTAL NEW YORK STATE AGENCIES
              (Identified Cost $96,865,613).........                    99,906,960
                                                                     -------------
            OTHER NEW YORK STATE BONDS -- 11.1%
 Baa1/NR    Albany County, New York, Housing
              Authority, 6.25%, 10/01/2012..........      1,000,000      1,002,500
 Aaa/AAA    Buffalo Municipal Water Authority, Water
              System Revenue, (FGIC), 5.75%,
              7/01/2013.............................        500,000        495,625
 Aaa/AAA    Buffalo Municipal Water Authority, Water
              System Revenue, (FGIC), 5.75%,
              7/01/2019.............................        500,000        488,750

    The accompanying notes are an integral part of the financial statements.
                                       3

                     THE EMPIRE BUILDER TAX FREE BOND FUND
            PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1996 -- CONTINUED

  Credit                                                Principal        Value
 Ratings*   Municipal Securities -- continued            Amount        (Note 2)
----------  ----------------------------------------  -------------  -------------
            OTHER NEW YORK STATE BONDS -- CONTINUED
 Aaa/AAA    Dutchess County Resource Recovery Agency
              Revenue Solid Waste, (FGIC), Series A,
              7.50%, 1/01/2009......................  $   1,500,000  $   1,625,625
            Evans NY Public Improvement General
              Obligation Bank Qualified,
 Aaa/AAA      (AMBAC), 6.80%, 4/15/2012.............        225,000        249,187
 Aaa/AAA      (AMBAC), 6.80%, 4/15/2013.............        225,000        248,905
   A/NR     Hempstead Industrial Development Agency
              Resource Recovery Revenue, American
              Ref-Fuel Company, 7.40%, 12/01/2010...        700,000        717,325
  NR/AAA    Lillian Cooper Housing Development
              Corporation Mortgage Revenue Section 8
              (FNMA & FHA), 7.00%, 1/01/2022........      1,100,000      1,163,250
 Aaa/AAA    Mt. Sinai Union Free School District
              (AMBAC), 6.20%, 2/15/2012.............      1,065,000      1,135,556
   A/A-     New York State General Obligation,
              Series C, 4.25%, 10/01/1997...........      4,700,000      4,720,915
            North Hempstead General Obligation
              Refunding
 Aaa/AAA      (FGIC), Series B, 6.375%, 4/01/2009...        570,000        618,450
 Aaa/AAA      (FGIC), Series B, 6.40%, 4/01/2010....        560,000        609,000
                                                                     -------------
            TOTAL OTHER NEW YORK STATE BONDS
              (Identified Cost $12,599,757).........                    13,075,088
                                                                     -------------
            OTHER MUNICIPAL BONDS -- 0.9%
 AAA/AAA    Guam Government Limited Obligation
              Highway Revenue (CGIC), Series A,
              6.25%, 5/01/2007......................      1,000,000      1,070,000
                                                                     -------------
            TOTAL OTHER MUNICIPAL BONDS
              (Identified Cost $990,370)............                     1,070,000
                                                                     -------------
            SHORT TERM INVESTMENTS -- VARIABLE
              RATE -- 3.2%
            Dreyfus New York Municipal Cash
              Management Fund
              (Identified Cost $3,815,000)..........      3,815,000      3,815,000
                                                                     -------------
            TOTAL INVESTMENTS -- 101.9% (Identified
              Cost $116,263,945)+...................                   119,835,386
            OTHER ASSETS LESS
              LIABILITIES -- (1.9%).................                    (2,213,400)
                                                                     -------------

            NET ASSETS -- 100.0%....................                 $ 117,621,986
                                                                     -------------
                                                                     -------------

------------------
 + The cost for Federal income taxes is the same.

(a) Pledged as collateral for futures transactions or when-issued securities.

    The accompanying notes are an integral part of the financial statements.
                                       4

                     THE EMPIRE BUILDER TAX FREE BOND FUND
            PORTFOLIO OF INVESTMENTS -- AUGUST 31, 1996 -- CONTINUED

*Credit Ratings given by Moody's Investors Service Inc. and Standard & Poor's Corporation (unaudited).

     MOODY'S     STANDARD & POOR'S
       Aaa              AAA          Instrument judged to be of the highest quality and carrying the smallest amount of investment risk.
       Aa               AA           Instrument judged to be of high quality by all standards.
        A                A           Instrument judged to be adequate by all standards.
       Baa              BBB          Instrument judged to be of moderate quality by all standards.
       NR               NR           Not Rated. In the opinion of the Investment Adviser, instrument judged to be of comparable investment quality to rated securities which may be purchased by the Fund.

For items possessing the strongest investment attributes of their category, Moody's gives that letter rating followed by a number. The Standard & Poor's ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

ABBREVIATIONS USED IN THIS STATEMENT:

AMBAC        Insured as to principal and interest by the American Municipal Bond Assurance Corporation.
CGIC         Insured as to principal and interest by the Capital Guarantee Insurance Corporation.
Connie Lee   Insured as to principal and interest by Connie Lee Insurance Company.
FGIC         Insured as to principal and interest by the Financial Guarantee Insurance Corporation.
FHA          Insured by the Federal Housing Administration.
FNMA         Insured by the Federal National Mortgage Association.
FSA          Insured as to principal and interest by Financial Security Assurance.
HIBI         Insured by Health Industry Bond Insurance.
MBIA         Insured as to principal and interest by the Municipal Bond Insurance Association.
SONYMA       Insured as to principal and interest by the State of New York Mortgage Association.

    The accompanying notes are an integral part of the financial statements.
                                       5

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                                AUGUST 31, 1996

ASSETS:
  Investments in securities, at value (identified cost
    $116,263,945) (Note 2)........................................  $119,835,386
  Cash............................................................     4,601,154
  Interest receivable.............................................     1,387,544
  Receivable for Fund shares sold.................................         1,199
  Variation Margin Receivable.....................................        43,750
  Prepaid insurance and other assets..............................        29,443
                                                                    ------------
    Total Assets..................................................   125,898,476
LIABILITIES:
  Payable for investments purchased...................  $7,960,014
  Income distribution payable.........................      91,862
  Fund accounting and shareholder servicing fees
    payable (Note 4)..................................      78,105
  Advisory fee payable (Note 4).......................      39,444
  Payable for Fund shares redeemed....................      36,415
  Administrative services fee payable (Note 4)........      19,721
  Other payables and accrued expenses.................      50,929
                                                        ----------
    Total Liabilities.............................................     8,276,490
                                                                    ------------
NET ASSETS........................................................  $117,621,986
                                                                    ------------
                                                                    ------------
NET ASSETS:
  Net assets consist of:
    Capital paid in...............................................  $114,922,130
    Accumulated net realized gain on investments including futures
     contracts....................................................      (676,273)
    Net unrealized appreciation on investments including futures
     contracts....................................................     3,376,129
                                                                    ------------
NET ASSETS........................................................  $117,621,986
                                                                    ------------
                                                                    ------------
  SHARES OF BENEFICIAL INTEREST
  Builder Class:
  Shares of beneficial interest outstanding...........   3,409,539
                                                        ----------
                                                        ----------
  Net Asset Value and redempton price per share.......  $    17.47
                                                        ----------
                                                        ----------
  Premier Class:
  Shares of beneficial interest outstanding...........   3,323,563

                                                        ----------
                                                        ----------
  Net Asset Value and redempton price per share.......  $    17.47
                                                        ----------
                                                        ----------

    The accompanying notes are an integral part of the financial statements.
                                       6

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED AUGUST 31, 1996

INCOME:
  Interest.........................................................  $3,487,904

EXPENSES:
  Advisory fees (Note 4)..............................  $   230,022
  Administrative services fees (Note 4)...............      115,007
  Shareholder servicing and dividend disbursing agent
    fees (Builder Class) (Note 4).....................       63,718
  Shareholder servicing and dividend disbursing agent
    fees (Premier Class) (Note 4).....................       19,832
  Legal...............................................       24,000
  Custody.............................................       27,173
  Fund accounting fees and expenses (Note 4)..........       21,479
  Audit...............................................       13,248
  Printing............................................       17,168
  Trustees' fees and expenses.........................       17,476
  Insurance...........................................        6,458
  Registration........................................        6,360
  Miscellaneous.......................................       12,671
                                                        -----------
    Total expenses....................................      574,612
  Custody fee credit..................................      (27,173)
                                                        -----------
    Total net expenses.............................................     547,439
                                                                     ----------
INVESTMENT INCOME-NET..............................................   2,940,465

Realized and unrealized gain / (loss) on investments
(Notes 2 and 3):
  Net realized loss on investments on basis of
    identified cost...................................     (786,245)
  Net realized gain on futures contracts on basis of
    identified cost (Note 2)..........................      109,704
  Net decrease in unrealized appreciation on
    investments including futures contracts...........   (1,741,179)
                                                        -----------
    Net loss on investments........................................  (2,417,720)
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...............  $  522,745
                                                                     ----------
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.
                                       7

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                          Year
                                                      Six Months         Ended
                                                     Ended 8/31/96      2/29/96
                                                     -------------    ------------
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
  Net investment income...........................   $   2,940,465    $  5,593,736
  Net realized gain / (loss) on investments.......        (786,245)      3,309,544
  Net realized gain / (loss) on futures
    contracts.....................................         109,704        (435,150)
  Net increase / (decrease) in unrealized
    appreciation (depreciation) on investments
    including futures contracts...................      (1,741,179)      1,273,185
                                                     -------------    ------------
  Net increase in net assets resulting from
    operations....................................         522,745       9,741,315
                                                     -------------    ------------
Distributions to shareholders from:
  Net investment income--Builder Class............      (1,948,398)     (5,593,736)
  Net investment income--Premier Class............        (992,067)             --
  Net realized gain on investments--Builder
    Class.........................................        (535,066)             --
  Net realized gain on investments--Premier
    Class.........................................        (304,958)             --
                                                     -------------    ------------
  Total distributions.............................      (3,780,489)     (5,593,736)
                                                     -------------    ------------

SHARE TRANSACTIONS:
  Proceeds from sale of 349,413 shares--Builder
    Class.........................................       6,176,571      16,324,081
  Proceeds from sale of 3,369,523 shares--Premier
    Class.........................................      59,155,338              --
  Proceeds from reinvestment of income and capital
    gain distributions of 119,637 shares--Builder
    Class.........................................       2,102,529       4,983,473
  Proceeds from reinvestment of income and capital
    gain distributions of 65,086 shares--Premier
    Class.........................................       1,140,073              --
  Cost of 3,622,841 shares redeemed--Builder
    Class.........................................     (63,606,027)    (15,615,064)
  Cost of 111,046 shares redeemed--Premier
    Class.........................................      (1,949,016)             --
                                                     -------------    ------------
  Net increase (decrease) in net assets from
    capital share transactions....................       3,019,468       5,692,490

                                                     -------------    ------------
  Increase / (decrease) in net assets.............        (238,276)      9,840,069

NET ASSETS:
  Beginning of year...............................     117,860,262     108,020,193
                                                     -------------    ------------
  End of year.....................................   $ 117,621,986    $117,860,262
                                                     -------------    ------------
                                                     -------------    ------------

    The accompanying notes are an integral part of the financial statements.
                                       8

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                         NOTES TO FINANCIAL STATEMENTS

1.  DESCRIPTION AND SHARES OF THE FUND:

     The Fund was established as a Massachusetts business trust by an Agreement and Declaration of Trust dated September 30, 1983. The Fund is registered under the Investment Company Act of 1940 as an open-end, non-diversified investment company. The Fund has an unlimited authorized number of shares (no par value).

     The Fund seeks as high a level of current income exempt from Federal income tax and New York State and City personal income taxes as the Fund's investment adviser believes is consistent with the preservation of capital. The Fund invests primarily in a portfolio of New York tax-exempt bonds.

     As of April 15, 1996, the Fund has offered two classes of shares, the Premier Class and the Builder Class. The Premier Class shares are held by shareholders whose account balances are $20,000 or more, and the Builder Class shares are held by shareholders whose account balances are under $20,000.

     Builder Class shares offer a higher level of shareholder services and features. Premier Class shares offer fewer services and features, and require a higher minimum investment, but benefit from a lower level of expenses. Consequently, Premier Class shares produce a higher investment yield than Builder Class shares.

2.  SIGNIFICANT ACCOUNTING POLICIES:

SECURITY VALUATION

     Tax-exempt securities for which transaction prices are not readily available (which constitute the majority of the Fund's portfolio securities) are valued at their fair value as determined by an independent pricing service approved by the Fund's Board of Trustees as the Fund believes that reliable transaction prices are generally not readily available for purposes of valuing tax-exempt securities on a daily basis. The pricing service uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The methods used by the pricing service and the quality of valuations so established are reviewed by Officers of the Fund and the Fund's Investment Adviser, under the general supervision of the Trustees of the Fund.

     Securities for which quotations are readily available are stated at market. Short-term debt securities having remaining maturities of sixty (60) days or less are stated at amortized cost, which approximates market.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

     Security transactions are accounted for on the trade date. Interest income is accrued as earned. Realized gains and losses from security transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost.


TAXES

     The Fund qualifies and intends to continue to qualify as a 'regulated investment company' under Sub-chapter M of the Internal Revenue Code of 1986, as amended, and to distribute all or substantially all of its tax-exempt and taxable income to its shareholders. Therefore, no Federal income tax provision is believed to be required.

     In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund will not be subject to a Federal excise tax.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

FUTURES CONTRACTS

     Upon entering into a futures contract, the Fund is required to deposit cash or pledge securities in an amount equal to a certain percentage of the purchase price indicated in the futures contract (initial margin). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying security, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed.

DISTRIBUTIONS AND DIVIDENDS

     Distributions to shareholders from net investment income are declared daily and paid monthly. The Fund also distributes to shareholders substantially all net capital gains realized from portfolio transactions.

     The characterization of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and federal income tax purposes.

USE OF ESTIMATES

     Estimates and assumptions are required to be made regarding assets, liabilities, and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ from these amounts.

3.  PURCHASES AND SALES OF INVESTMENT SECURITIES:

     Purchases and sales of investment securities, excluding short-term investments, during the six months ended August 31, 1996, amounted to $98,166,111 and $90,582,472, respectively.

     At August 31, 1996, aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost amounted to $4,188,809 and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $617,368.

4.  ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS:

     The Fund retains Glickenhaus & Co. to act as Investment Adviser (the 'Adviser') pursuant to an Investment Advisory Agreement. As compensation for its advisory services, the Adviser receives a fee, computed daily and paid monthly, at the annual rates of 0.40% of the first $100,000,000 of average daily net assets and 0.3333% of any excess over $100,000,000. For the six months ended August 31, 1996, the advisory fee earned by the Adviser was $230,022.

     Glickenhaus has agreed to a reduction of advisory fees to the extent that the Fund's expenses, including the advisory fees, exceed (a) 1.50% of the Fund's average annual net assets or (b) any expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Fund are qualified for offer or sale. For the six months ended August 31, 1996, there was no reduction of advisory fees pursuant to this agreement.

     Furman Selz LLC, acts as Administrator of the Fund. Furman Selz is primarily an institutional brokerage firm with membership on the New York, American, Boston, Midwest, Pacific and Philadelphia Stock Exchanges. Furman Selz also serves as sponsor, administrator and distributor of other mutual funds. On June 28, 1996 Furman Selz and BYSIS Group, Inc. ('BYSIS') announced a

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                   NOTES TO FINANCIAL STATEMENTS -- CONTINUED

definitive agreement which provides for Furman Selz to transfer its mutual fund business to BYSIS. This transaction is expected to close during the last quarter of 1996. BYSIS, headquartered in Little Falls, New Jersey, supports more than 5,000 financial institutions and corporate clients through two strategic business units. BYSIS Information Services Group provides image and data processing outsourcing and pricing analysis to more than 600 banks nationwide. BYSIS Investment Services Group designs, administers and distributes over 30 families of proprietary mutual funds consisting of more than 365 portfolios, and provides 401(k) marketing support, administration and recordkeeping services in partnership with banking institutions and investment management companies. At a meeting held on September 10, 1996, the trustees reviewed and approved a new Administration Agreement with BYSIS Fund Services Limited Partnership d/b/a BYSIS Fund Services and a new Transfer Agency Agreement and a Fund Accounting Agreement with BYSIS Fund Services, Inc. Both BYSIS companies have their principal place of business at 3435 Stelzer Road, Columbus, Ohio 43219. These new agreements are expected to take effect late in 1996 at which time the BYSIS Companies will commence providing the services previously provided by Furman Selz.

     Pursuant to an Administration Agreement, Furman Selz LLC ('Furman Selz') provides various administrative services and personnel necessary for the operations of the Fund. For providing such services and personnel, Furman Selz receives a fee from the Fund, computed daily and paid monthly, at the annual rates of 0.20% of the first $100,000,000 of average daily net assets and 0.1666% of any excess over $100,000,000. For the six months ended August 31, 1996, Furman Selz earned $115,007.

     Furman Selz also provides the Fund with certain accounting and related services. For its services under the Fund Accounting Agreement, Furman Selz receives from the Fund a monthly fee of $2,500 plus 1/75th of 1% of any excess over $100,000,000 of the Fund's average daily net assets for the month. For the six months ended August 31, 1996, Furman Selz received fees and expense reimbursement of $21,479 for the performance of these services.

     Furman Selz acts as transfer agent for the Fund. For the six months ended August 31, 1996, Furman Selz was entitled to, and received, fees and expense reimbursements of $63,718 for the Builder Class and $19,832 for the Premier Class.

5.  OFF-BALANCE-SHEET RISK AND DERIVATIVES:

     The Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Futures contracts are one type of derivative financial instrument and are used by the Fund to hedge against changes in the values of New York tax exempt bonds that the Fund owns or expects to purchase. Although the futures contracts are not used by the Fund for the purpose of leveraging or speculating, they can result in additional risks if used improperly.

     The Fund sold short futures contracts aggregating $55,844,689 and closed futures contracts aggregating $55,725,285 resulting in a gain of $119,404 during the six months ended August 31, 1996. The Fund also bought long futures contracts aggregating $2,846,875 and closed futures contracts aggregating $2,837,175 resulting in a loss of $9,700 during the six months ended August 31, 1996. At August 31, 1996, there were 100 open short contracts valued at $11,365,625 carrying proceeds of $11,170,313.

                     THE EMPIRE BUILDER TAX FREE BOND FUND
                              FINANCIAL HIGHLIGHTS
                     AMOUNTS EXPRESSED AS DOLLARS ARE FOR A
                    SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                            Six Months Ended                             Year Ended
                                           -------------------    --------------------------------------------------------
                                                 8/31/96          2/29/96       2/28/95     2/28/94     2/28/93    2/29/92
                                           -------------------    --------      --------    --------    -------    -------
                                           Builder    Premier+    Builder       Builder     Builder     Builder    Builder
                                            Class      Class       Class         Class       Class       Class      Class

Net Asset Value, Beginning of Period....   $ 17.96    $  17.57    $  17.31      $  18.24    $  18.41    $ 17.17    $ 17.02
                                           -------    --------    --------      --------    --------    -------    -------
Income from Investment Operations:
    Net investment income...............      0.44        0.32        0.87          0.87        0.90       0.94       1.00
    Net gain (loss) on securities (both
      realized and unrealized)..........     (0.36)       0.03        0.65         (0.71)       0.09       1.43       0.47
                                           -------    --------    --------      --------    --------    -------    -------
    Total from Investment Operations....      0.08        0.35        1.52          0.16        0.99       2.37       1.47
                                           -------    --------    --------      --------    --------    -------    -------
Less Distributions:
    Dividends from net investment
      income............................     (0.44)      (0.32)      (0.87)        (0.87)      (0.90)     (0.94)     (1.00)
    Distributions from net realized
      capital gains.....................     (0.13)      (0.13)         --            --       (0.26)     (0.19)     (0.32)
    Distributions in excess of net
      realized capital gains............        --          --          --         (0.22)         --         --         --
                                           -------    --------    --------      --------    --------    -------    -------
    Total Distributions.................     (0.57)      (0.45)      (0.87)        (1.09)      (1.16)     (1.13)     (1.32)
                                           -------    --------    --------      --------    --------    -------    -------

Net Asset Value, End of Period..........   $ 17.47    $  17.47    $  17.96      $  17.31    $  18.24    $ 18.41    $ 17.17
                                           -------    --------    --------      --------    --------    -------    -------
                                           -------    --------    --------      --------    --------    -------    -------
Total Return (not including sales
  load).................................       .42%**     1.99%**     8.95%         1.09%       5.44%     14.32%      8.89%

Ratios/Supplemental Data:
    Net Assets, End of Period (in
      thousands)........................   $59,570    $ 58,052    $117,860      $108,020    $108,305    $96,568    $79,690
    Ratio of Expenses to Average Net
      Assets*...........................       .99%        .88%       1.01%         0.93%       0.98%      1.03%      1.07%
    Ratio of Net Investment Income to
      Average Net Assets................      4.99%       5.11%       4.91%         5.04%       4.85%      5.31%      5.78%
    Portfolio Turnover Rate.............        81%         81%        150%          143%        164%       122%       166%

------------------
 * Effective fiscal year ended 1996, the ratio does not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian. Including such custodian fee credits, the expense ratio for fiscal year ended February 29, 1996 would be .96% for the Builder Class. For the six months ended August 31, 1996 the ratio would be .95% for the Builder Class and .84% for the Premier Class, respectively.

** Not Annualized.
 + Premier Class commenced operations on April 15, 1996.

    The accompanying notes are an integral part of the financial statements.
                                       12

                                 THE MANAGEMENT
                             TRUSTEES AND OFFICERS

TRUSTEES

SETH M. GLICKENHAUS,* CHAIRMAN OF THE BOARD
OF TRUSTEES
Senior Partner of Glickenhaus & Co.

EDWARD FALKENBERG, Trustee
Vice President and Controller,
Joseph E. Seagram & Sons, Inc. and
Seagram Company Ltd.

EDWARD A. KUCZMARSKI, Trustee
Certified Public Accountant and Partner,
Hays & Company

ELIZABETH B. NEWELL, Trustee
Director, International Preschools

JOHN P. STEINES, Trustee
Professor of Law, New York University
School of Law

OFFICERS

SETH M. GLICKENHAUS
President of the Fund; Senior Partner of
Glickenhaus & Co.

BRIAN C. LAUX
Senior Vice President of the Fund; Director, Unit Trust Department, Glickenhaus & Co.

JOHN J. PILEGGI
Treasurer of the Fund; Senior Managing Director,
Furman Selz LLC

JOAN V. FIORE
Secretary of the Fund; Managing Director and Counsel, Furman Selz LLC

GORDON M. FORRESTER
Assistant Treasurer of the Fund; Managing Director, Furman Selz LLC

SHERYL HIRSCHFELD
Assistant Secretary of the Fund; Director, Corporate Secretary Services, Furman Selz LLC

* Trustee who is an 'interested person' of the Fund as that term is defined in the Investment Company Act of 1940.

                            [EMPIRE BUILDER LOGO]

                          237 Park Avenue, Suite 910
                           New York, New York 10017
                                (212) 808-3900
                                1-800-847-5886

                             [EMPIRE BUILDER LOGO]

                               TAX FREE BOND FUND

                               SEMI-ANNUAL REPORT
                                AUGUST 31, 1996

                       Investment Adviser and Distributor
                               GLICKENHAUS & CO.
                               6 East 43rd Street
                            New York, New York 10017

                 Administrator and Shareholder Servicing Agent
                                FURMAN SELZ LLC
                                230 Park Avenue
                            New York, New York 10169

                                   Custodian
                       INVESTORS FIDUCIARY TRUST COMPANY
                              127 West 10th Street
                          Kansas City, Missouri 64105

                                 Legal Counsel
                                  ROPES & GRAY
                            One International Place
                          Boston, Massachusetts 02110

                            Independent Accountants
                            COOPERS & LYBRAND L.L.P.
                          1301 Avenue of the Americas
                            New York, New York 10019

                                Customer Service
                            237 Park Avenue, Ste 910
                            New York, New York 10017
                                 (212) 808-3900
                                 1-800-847-5886

This report is submitted for the information of the shareholders of the Empire Builder Tax Free Bond Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, obtainable from an investment dealer, which includes information regarding the Fund's objectives and policies, record, management, sales commission and other data.